THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (“SUBSCRIPTION AGREEMENT”) RELATES TO AN OFFERING OF A DEBENTURE (THE “DEBENTURE”) IN AN OFFSHORE TRANSACTION TO A PERSON THAT IS NOT A U.S. PERSON PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

THE DEBENTURE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT OR ANY U.S. STATE SECURITIES LAWS AND, UNLESS SO REGISTERED, IT MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE DEBENTURE MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THE DEBENTURE MUST NOT TRADE THE DEBENTURE IN CANADA BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING DATE (AS DEFINED IN THIS SUBSCRIPTION AGREEMENT.

CONFIDENTIAL
PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

($50,000 Convertible Debenture)

TO:	Argentex Mining Corp. (the “Company”)
602-1112 West Pender Street
Vancouver B.C. V6E 2S1
Canada

Purchase of Debenture

1.                               Subscription and Use of Proceeds

1.1                             The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase one convertible debenture (the “Debenture”) in the form attached to this Agreement as Schedule “A” and in the face amount of USD $50,000 (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of USD$50,000 (the “Subscription Proceeds”).

1.2                             On the basis of the representations and warranties and subject to the terms and conditions set forth herein, including approval of this Subscription by the TSX Venture Exchange, the Company hereby irrevocably agrees to sell and issue the Debenture to the Subscriber.

2.                               Payment

2.1                             The Subscription Proceeds must accompany this Subscription and shall be paid by cashiers cheque or bank draft payable to the order of the Company, drawn in U.S. funds on a Canadian bank or another bank reasonably acceptable to the Company or, at the Subscriber’s option, by wire transfer to the Company pursuant to the wire transfer instructions that will be provided to the Subscriber upon request.

3.                               Documents Required from Subscriber

3.1                             The Subscriber shall complete, sign and return to the Company, as soon as possible:

(a)	an executed copy of this Subscription Agreement, and

(b)	a fully completed and executed Accredited Investor Questionnaire (the “Questionnaire” in the form attached hereto as Schedule “B” and

(c)

on request by the Company, any other documents, questionnaires, notices and undertakings as may be required by the Company in order to enable or show compliance with the requirements of regulatory authorities and applicable law.

4.                               Closing

4.1                             Closing of the sale of the Debenture (the “Closing”) shall occur promptly following receipt of the approval of the TSX Venture Exchange to this Subscription, or on such later date as may be determined by the Company (the “Closing Date”).

5.                               Acknowledgements of Subscriber

5.1                             The Subscriber acknowledges and agrees that:

(a)

none of the Debenture, or the shares of common stock (“Common Shares”) or share purchase warrants (“Warrants”) that may be issued upon a conversion of the Debenture, or the shares of common stock (“Warrant Shares”) that may be issued upon the exercise of any of the Warrants (the Debenture, the Common Shares, the Warrants and the Warrant Shares may be hereinafter referred to collectively as the “Securities”) have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, none of them may be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case in accordance with applicable state and provincial securities laws;

(b)	the Company has not undertaken to, and will have no obligation to, register the Securities, or any of them, under the 1933 Act;

(c)

no prospectus or offering memorandum within the meaning of the securities laws has been delivered to, summarized for or seen by the Subscriber in connection with the sale of the Debenture and the Subscriber is not aware of any prospectus or offering memorandum having been prepared by the Company;

(d)

the decision to execute this Subscription Agreement and acquire the Debenture hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the adequacy of which is hereby acknowledged) about the Company that is available to any member of the public on the EDGAR database maintained by the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov;

(e)	there is no government or other insurance covering any of the Securities;

(f)	it has not received, nor has it requested, nor does it have any need to receive, any offering memorandum (as defined in or contemplated by applicable securities legislation) or any other document (other than financial statements or any other continuous disclosure documents, the contents of which are prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective subscribers in order to assist them in making an investment decision in respect of the Securities (or any of them), and it has not become aware of any advertisement including, by way of example and not in limitation, advertisement in any printed media of general and regular circulation or on radio or television with respect to the distribution of the Debenture;

(g)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities or any of them;

(h)

there are risks associated with an investment in the Company including, by way of example and not in limitation, the specific risks identified in the Company’s most recent periodic reports filed with the SEC and available for viewing at the SEC’s website at www.SEC.gov;

(i)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Debenture hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(j)

if the Subscriber is a Canadian resident, the Company has advised the Subscriber that the Company is relying on an exemption from the requirements of the regulatory authorities in Canada requiring that the Company provide the Subscriber with a prospectus and sell the Securities to the Subscriber through a person registered to sell securities under the securities laws of the Canadian Province where the Subscriber resides and, as a consequence of acquiring the Debenture pursuant to this exemption, certain protections, rights and remedies provided by the securities laws of that Canadian Province, including statutory rights of rescission or damages, will not be available to the Subscriber;

(k)

the Subscriber is not acquiring the Debenture as a result of, and will not itself engage in, any “directed selling efforts” (as that term is defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

(l)

the Subscriber will indemnify the Company and its directors, officers, employees, agents, advisors and shareholders against, and will hold them harmless from, any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(m)

the Subscriber is aware that the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system except that currently the Company’s common shares are quoted on the over-the-counter market operated by the NASD’s OTC-BB;

(n)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell the Debenture under Canadian provincial securities laws and Canadian National Instrument 45-102;

(o)

the Company will refuse to register any transfer of the Debenture not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws;

(p)

the statutory and regulatory basis for the exemption from U.S. registration requirements claimed for the offer of the Debenture, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state or provincial securities laws;

(q)

the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Company and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

	(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and,

	(ii)	applicable resale restrictions.

6.                                Representations, Warranties and Covenants of the Subscriber

6.1                              The Subscriber hereby represents, warrants and covenants with and to the Company (which representations, warranties and covenants shall survive the Closing) and acknowledges that the Company is relying thereon that:

(a)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(b)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(c)

the Subscriber has duly executed and delivered this Subscription Agreement and, upon acceptance thereof by the Company, it will constitute a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(d)	the Subscriber is not acquiring the Debenture for the account or benefit of, directly or indirectly, any U.S. Person, as that term is defined in Regulation S;

(e)

the Subscriber is an accredited investor and the Subscriber agrees that the Company shall not consider the Subscriber's Subscription for acceptance unless the undersigned provides to the Company, along with an executed copy of this Agreement:

	(i)	a fully completed and executed Accredited Investor Questionnaire in the form attached as Schedule B hereto; and

(ii)	such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber's qualification as an Accredited Investor;

(f)	the Subscriber is not a U.S. Person, as that term is defined in Regulation S;

(g)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;

(h)

the Subscriber has inquired into the applicable securities legislation of its jurisdiction of residence and the Subscriber either complies with or is exempt from the applicable securities legislation of the Subscriber's jurisdiction of residence;

(i)

the Subscriber is outside the United States and Canada when receiving and executing this Agreement and is acquiring the Debenture as principal for the Subscriber's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Debenture;

(j)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber an affiliate of any underwriter of or dealer in the Securities, nor is it participating, pursuant to a contract or otherwise, in any distribution of the Securities;

(k)

the Subscriber agrees that, unless and until the Securities have been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, it will not offer or sell its Securities in the United States, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(l)

the Subscriber (i) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Debenture; and (ii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(m)

the Subscriber has not acquired the Debenture as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of the Debenture which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Debenture;

(n)

any offer or and sale of any of the Securities prior to the expiration of a period of six months after the date of original issuance of that respective Security (the six-month period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(o)

it will not engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws and the Subscriber is not aware of any advertisement of, or any general solicitation in respect of, any of the Securities; and

(p)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase price of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities on any stock exchange or automated dealer quotation system other than the TSX Venture Exchange; except that the Company’s Common Stock is currently approved for trading on the U.S. Over the Counter Bulletin Board.

7.                                Acknowledgement and Waiver

7.1                              The Subscriber has acknowledged that the decision to purchase the Debenture was solely made on the basis of available information provided to the Subscriber. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Debenture.

8.                                Legends

8.1                              The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a U.S. legend in substantially the following form:

“THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

a Canadian legend in substantially the following form:

“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS DEBENTURE MUST NOT TRADE THE DEBENTURE IN CANADA BEFORE _______________[INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING DATE].

8.2                              The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

9.                                Canadian Resale Restriction

9.1                              The Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by the applicable Canadian securities legislation (collectively, the “Canadian Securities Laws”).

9.2                              The Subscriber acknowledges that pursuant to Canadian National Instrument 45-102, a subsequent trade in any of the Securities will be a distribution subject to the prospectus and registration requirements of the Canadian Securities Laws unless certain conditions are met, including the following:

(a)	at least four months (the "Canadian Hold Period") shall have elapsed from the date on which the Debenture was issued to the Subscriber;

during the currency of the Canadian Hold Period, any certificate representing the any of the Securities is imprinted with the Canadian Legend

(b)	the trade is not a control distribution (as defined in National Instrument 45-102);

(c)	no unusual effort is made to prepare the market or to create a demand for the Securities that are the subject of the trade;

(d)	no extraordinary commission or consideration is paid to a person or company in respect of the trade; and

(e)	if the selling security holder is an insider or officer of the Company, the selling security holder has no reasonable grounds to believe that the Company is in default of securities legislation; or

(f)	the trade qualifies under the provisions of Section 2.14 of National Instrument 45-102.

9.3                              The Subscriber acknowledges that any certificate representing the Debenture, and any of the Common Shares, Warrants and Warrant Shares issued prior to the expiration of the Canadian Hold Period, will have a Canadian Legend imprinted thereon.

10.                              Costs

10.1                              The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase or conversion of the Debenture or the exercise of any of the Warrants shall be borne by the Subscriber.

11.                              Governing Law

11.1                             This Subscription Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable herein, except to the extent that the laws of Delaware or the federal securities laws of the United States apply. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

12.                              Survival

12.1                             This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Debenture by the Subscriber pursuant hereto.

13.                               Assignment

13.1                             This Subscription Agreement is not transferable or assignable.

14.                               Severability

14.1                             The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15.                               Entire Agreement

15.1                             Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Debenture and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company, its agents or by anyone else. This subscription may only be amended by instrument in writing signed by the parties hereto.

16.                               Notices

16.1                             All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at 602 - 1112 West Pender Street, Vancouver B.C. V6E 2S1, Canada; Attention: Mr. Kenneth Hicks or by fax at (604) 568-1540.

16.2                             The Subscriber hereby acknowledges and agrees that it will notify the Company at the address or fax number above, or at such other address or fax number as the Company notifies the Subscriber from time to time is the current address or fax number of the Company, to maintain with the Company’s records an updated address to which the Company may mail or transmit notices and other communications under this Subscription Agreement.

17.                               Collection of Personal Information

17.1                             The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of completing the transactions contemplated by this Subscription Agreement. The Subscriber further acknowledges and consents to the fact that the Company may be required by applicable securities laws to provide securities commissions in Canada or the United States or other authorities with personal information provided by the Subscriber.

17.2                             The Subscriber, on its own behalf and on behalf of any other person for whom it is contracting hereunder, acknowledges and consents to the release by the Company of information regarding the Subscriber's subscription, including the Subscriber's name, address, telephone number and registration instructions, the number of securities purchased, the number of securities of the Company held, the status of the Subscriber as an insider, and, if applicable, information regarding beneficial ownership of or the principal of the Subscriber, in compliance with securities regulatory policies to regulatory authorities in reporting jurisdictions or to other authorities as required by law and to the transfer agent of the Company for the purpose of arranging for the preparation of the certificate representing the Debenture. The purpose of the collection of this information is to ensure that the Company and its advisors will be able to issue the Debenture to the Subscriber in compliance with applicable securities laws and the instructions of the Subscriber and to obtain the information required to be provided in documents required to be filed with the Exchange and with securities regulatory authorities under applicable securities laws and other authorities as required by law. In addition, the Subscriber acknowledges and consents to the collection, use and disclosure of all such personal information by the any stock exchange on which the Company’s common shares are listed and other regulatory authorities in accordance with their requirements, including the provision to third party service providers, from time to time.

The contact information for the officer of the Issuer who can answer questions about the collection of information by the Issuer is as follows:

Name & Title:	Kenneth Hicks, President
Company's Name:	Argentex Mining Corp.
Address:	Suite 2300, 1066 West Hastings Street, BC V6E 3X2
Phone No.:	(604) 601-8366
Fax No.:	(604) 408-8893

17.3                              Furthermore, the Subscriber is hereby notified that:

(a)

the Company may deliver to the securities commission of any province of Canada or the Securities and Exchange Commission in the United States certain personal information pertaining to the Subscriber, including the Subscriber’s full name, residential address and telephone number, the number of securities purchased by the Subscriber and the total purchase price paid for such securities, beneficial ownership information, the prospectus exemption relied on by the Company and the date of distribution of the security,

(b)	such information is being collected indirectly by the Securities Commissions under authority granted in securities legislation,

(c)	such information is being collected for the purposes of the administration and enforcement of the securities legislation of the applicable province of Canada, and

(d)

the Subscriber may contact the following public official in Ontario with respect to questions about the Ontario Securities Commission’s indirect collection of such information at the following address and telephone number:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55, 20 Queen Street West
Toronto, Ontario, M5H 3S8
Telephone: (416) 593-8086

18.                                Reliance, Indemnity, Notification of Changes and Survival

18.1                              The representations and warranties in this Subscription Agreement are made by the Subscriber with the intent that they be relied upon by the Company in determining its suitability as a purchaser of the Debenture, and the Subscriber hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in this Subscription Agreement (and the exhibits, schedules, forms and appendices thereto) which takes place prior to the Closing.

18.2                              The representations and warranties of the Subscriber contained in this Agreement shall survive the Closing.

19.                                Counterparts and Electronic Means

19.1                              This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

20.                                Delivery Instructions

20.1                              The Subscriber hereby directs the Company to deliver the Debenture to:

(name)

(address)

20.2                              The Subscriber hereby directs the Company to cause the Debenture to be registered on the books of the Company as follows:

(name)

(address)

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

(Fax and/or E-mail Address of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Debenture is hereby accepted by the Company.

DATED at ______________________, the________day of ___________________, 2008.

ARGENTEX MINING CORP.

Per:	_________________________________
Authorized Signatory

Schedule A

Form of Debenture

     “THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED HEREIN) OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT. “UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS DEBENTURE MUST NOT TRADE THE DEBENTURE IN CANADA BEFORE ______________[INSERT THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE CLOSING DATE].

Issue Date: December __, 2008

Conversion Price (subject to adjustment herein): U.S.$0.10

U.S. $50,000

CONVERTIBLE DEBENTURE

FOR VALUE RECEIVED, ARGENTEX MINING CORPORATION (the “Company”) promises to pay to __________________- [Insert Investor’s name] or its registered assigns (the “Holder”), the principal sum of Fifty Thousand Dollars ($50,000) in lawful currency of the United States (the “Principal Amount”) on demand; provided, however, that except in the event of a default hereunder demand for repayment shall not be made hereunder on or before the date that is twelve (12) full calendar months after the Issue Date shown above (the “Maturity Date”). This Debenture shall not bear interest. The Company may prepay any portion of the principal amount of this Debenture without the prior written consent of the Holder subject, however, to the provisions of Section 3, below.

This Debenture is subject to the following additional provisions:

1.	Subscription Agreement.

1.1

This Debenture has been issued pursuant to a subscription agreement between the Company and the Holder dated December ______________, 2008 (the “Subscription Agreement”) pursuant to which the Holder purchased this Debenture, and this Debenture is subject in all respects to the terms of the Subscription Agreement and incorporates the terms of the Subscription Agreement to the extent that they do not conflict with the terms of this Debenture. This Debenture may be transferred or exchanged only in compliance with the Subscription Agreement and applicable securities laws and regulations.

2.	Events of Default.

2.1

“Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(a)

any default in the payment of the Principal Amount of this Debenture, free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

(b)

the Company shall fail to observe or perform any other covenant or agreement contained in this Debenture or the Subscription Agreement which failure is not cured, if possible to cure, within 30 calendar days after notice of such default is sent by the Holder to the Company; or

(c)

the Company or any of its subsidiaries (each a “Subsidiary”) shall commence, or there shall be commenced against the Company or any Subsidiary a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or any Subsidiary or there is commenced against the Company or any Subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 60 days; or the Company or any Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or the Company or any Subsidiary makes a general assignment for the benefit of creditors; or the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Company or any Subsidiary shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Company or any Subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Company or any Subsidiary for the purpose of effecting any of the foregoing.

2.2

If any Event of Default occurs, the full Principal Amount, together with interest and other amounts owing in respect thereof to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash. Upon payment of the full Principal Amount, together with any other amounts owing in respect thereof, in accordance herewith, this Debenture shall promptly be surrendered to or as directed by the Company. The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a Debenture holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

3.	PrePayment

3.1	The Company shall have the right to prepay all or any part of sums due under this Debenture at any time, without penalty or prepayment premium.

3.2

The prepayment rights provided for herein shall be exercised by giving to the Holder at least 14 calendar days prior written notice of the Company’s intent to make a prepayment (a “Prepayment Notice”).

3.3

For a period of 10 calendar days after the Company provides the Holder with a Prepayment Notice, the Holder shall have a pre-emptive right to convert the principal amount of the Debenture to be prepaid into Units at the applicable Conversion Price in effect on the date of the Prepayment Notice.

3.4

The prepayment (less any tax required to be withheld by the Company) shall be paid by cheque or by such other reasonable means as the Company deems desirable. The mailing of such cheque from the Company's registered office, or the payment by such other reasonable means as the Company deems desirable, on or before the prepayment date shall be deemed to be payment on the prepayment date unless the cheque is not paid upon presentation or payment by such other means is not received. Notwithstanding the foregoing, the Company shall be entitled to require at any time, and from time to time, that the prepayment be paid to the Holder only upon presentation and surrender at the registered office of the Company or at any other place or places in British Columbia designated by the Prepayment Notice. If only a part of the Debenture is to be prepaid, a new certificate for the balance shall be issued at the expense of the Company.

3.5

At any time after a Prepayment Notice is given, the Company shall have the right to deposit the amount of the prepayment with any chartered bank or banks or with any trust company or trust companies in British Columbia named for such purpose in the Prepayment Notice to the credit of a special account or accounts in trust for Holder, to be paid to it upon surrender to such bank or banks or trust company or trust companies of the certificate or certificates representing the Debenture. Upon such deposit or deposits being made or upon the prepayment date, whichever is later, the Debenture shall be and be deemed to be paid and the rights of the Holder shall be limited to receiving, without interest, the amount so deposited. Any interest allowed on such deposit or deposits shall accrue to the Company.

4.	Conversion.

4.1

At any time after the Issue Date until this Debenture is no longer outstanding, this Debenture may be converted into Units at the option of the Holder, in whole or in part at any time and from time to time. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”), specifying therein the amount of principal to be converted and the date on which such conversion is to be effected (a “Conversion Date”), which shall not be less than 21 days following the date of delivery of the Notice of Conversion. If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that is 21 days following the date of delivery of the Notice of Conversion. To effect conversions hereunder, the Holder shall not be required to physically surrender the Debenture to the Company unless the entire principal amount of this Debenture has been converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions. The Company shall deliver any objection to any Notice of Conversion within five business days of receipt of such notice. The Holder, by acceptance of this Debenture, acknowledges and agrees that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

4.2

The number of Units issuable upon a conversion shall be determined by the quotient obtained by dividing (x) by (y) where (x) is equal to the amount of outstanding principal to be converted plus any interest to be converted and (y) is the Conversion Price (as hereinafter defined).

4.3

Not later than ten Trading Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates representing the Conversion Shares and the Warrants comprising the Units, which shall bear such restrictive legends and trading restrictions as are required by applicable law, representing the number of Conversion Shares and Warrants being acquired upon the conversion of this Debenture.

4.4	The conversion price (the “Conversion Price”) in effect on any Conversion Date shall be U.S$0.10.

4.5

If the Company, at any time while this Debenture is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions in shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

4.6

The Company covenants that, unless it then has authority to issue an unlimited number of Common Shares, it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Debentures, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Subscription Agreement) be issuable upon the conversion of the outstanding principal amount of the Debentures and the exercise of the Warrants. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid and nonassessable.

4.7

Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, and the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole Conversion Share and one whole Warrant.

5.	Notices

5.1

Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at 602 - 1112 West Pender Street, Vancouver B.C. V6E 2S1, Canada; Attention: Mr. Kenneth Hicks or by fax at (604) 568-1540 or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Vancouver Time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Vancouver Time) on any date and earlier than 11:59 p.m. (Vancouver Time) on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

6.	Definitions.

6.1

For the purposes hereof, in addition to the terms defined elsewhere in this Debenture: (i) capitalized terms not otherwise defined herein have the meanings given to such terms in the Subscription Agreement, and (ii) the following terms shall have the following meanings:

(a)

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or Canada or a day on which banking institutions in the Province of British Columbia are authorized or required by law or other government action to close.

(b)	“Commission” means the Securities and Exchange Commission and, where applicable, the British Columbia Securities Commission and the Alberta Securities Commission.

(c)	“Common Stock” means the common stock, par value $0.001 per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

(d)	“Conversion Date” shall have the meaning set forth in Section 4.1 hereof.

(e)	“Conversion Share” means a share of common stock of the Company to be issued upon conversion, from time-to-time, of sums due pursuant to the Debenture.

(f)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(g)	“Issue Date” shall have the meaning shown on the first page of this Debenture.

(h)	“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

(i)

“Subscription Agreement” means the Securities Subscription Agreement, dated as of December ____________-, 2008, to which the Company and the Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

(j)	“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(k)

“Trading Day” means a day on which the shares of Common Stock are traded on a trading market on which the shares of Common Stock are then listed or quoted, provided, that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

(l)	“Unit” means one Conversion Share and one Warrant.

(m)

“Warrant” means a share purchase warrant in the form of share purchase warrant used by the Company with an exercise price of $0.15 and a term expiring on the earlier of (i) the second anniversary of the date the Warrant is issued and (ii) the fifth anniversary of the Issue Date of this Debenture. For clarity, the right to receive or exercise any Warrant hereunder shall expire on the fifth anniversary of the Issue Date of this Debenture.

7.	Replacement of debenture if lost or destroyed.

If this Debenture shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of the mutilated Debenture, or in lieu of or in substitution for the lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

8.	Governing law.

All questions concerning the construction, validity, enforcement and interpretation of this Debenture shall be governed by and construed and enforced in accordance with the internal laws of the Province of British Columbia, without regard to the principles of conflicts of law thereof.

9.	Waivers

Any waiver by the Company or the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Company or the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

10.	Usury

If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any amount deemed to be interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

11.	Next Business Day

Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

IN WITNESS WHEREOF, the Company has caused this Convertible Debenture to be duly executed by a duly authorized officer as of the date first above indicated.

ARGENTEX MINING CORP.

By: _________________________________
Ken Hicks,
President

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal and, if applicable, interest due under the Convertible Debenture of ARGENTEX MINING CORPORATION, a Delaware corporation (the “Company”), due on ____________-, 200__, into shares of Common Stock (each a “Conversion Share”), par value $0.001 per share, of the Company and _______________non-transferable share purchase warrants (each a “Warrant”) according to the conditions hereof, as of the date written below. If Conversion Shares and Warrants are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Shares.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Debentures to be Converted:

If Applicable, the Amount of Interest to be Converted:

Number of Conversion Shares to be issued:

Number of Warrants to be issued:

Signature:

_________________________________

Print Name:

_________________________________

Print Address:

_________________________________

_________________________________

_________________________________

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Schedule B

ACCREDITED INVESTOR QUESTIONNAIRE

The undersigned Subscriber hereby represents, warrants and certifies to Argentex Mining Corporation, as an integral part of the Subscription Agreement to which this Questionnaire is attached, that he, she or it is and at Closing will be, correctly and in all respects described by the category or categories set forth directly next to which the Subscriber has marked below.

[ ]	(1)	a Canadian financial institution, or a Schedule III bank.

[ ]	(2)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada).

[ ]	(3)	a subsidiary of any person referred to in paragraphs (1) or (2), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

[ ]	(4)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador).

[ ]	(5)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (4).

[ ]	(6)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada.

[ ]	(7)	a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec.

[ ]	(8)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government.

[ ]	(9)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada.

[ ]	(10)	an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000.

[ ]	(11)	an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year.

[ ]	(12)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000.

[ ]	(13)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements.

[ ]	(14)	an investment fund that distributes or has distributed its securities only to

(a)	a person that is or was an accredited investor at the time of the distribution,

(b)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106, or
(c)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106.

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[ ]	(15)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt.

[ ]	(16)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be.

[ ]	(17)	a person acting on behalf of a fully managed account managed by that person, if that person

(a)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(b)	in Ontario, is purchasing a security that is not a security of an investment fund.

[ ]	(18)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded.

[ ]	(19)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (1) to (4) or paragraph (9) in form and function.

[ ]	(20)	a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors.

[ ]	(21)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser.

[ ]	(22)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(a)	an accredited investor, or

(b)	an exempt subscriber in Alberta or British Columbia after NI 45-106 comes into force.

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Note: A summary of the meanings of some of the terms used in this Accredited Investor Questionnaire follows the signature block below.

DATED___________________ , 200__

Signature of Subscriber

Name of Subscriber

Address of Subscriber

For the purposes of this Accredited Investor Questionnaire, the following definitions are included for convenience:

(a)	“affiliate” means that an issuer is an affiliate of another issuer if:

	(i)	one of them is the subsidiary of the other, or

	(ii)	each of them is controlled by the same person.

(b)	“Canadian financial institution” means

	(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

(c)	“company” means any corporation, incorporated association, incorporated syndicate or other incorporated organization;

(d)

“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Quebec where control person means any person that holds or is one of a combination of persons that holds

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of the issuer.

(e)	“entity” means a company, syndicate, partnership, trust or unincorporated organization;

(f)	“financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of the securities legislation;

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(g)

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“mutual fund” means:

	(i)	for the purposes of British Columbia law,

(A)

an issuer of a security that entitles the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of the security,

		(B)	an issuer described in an order that the commission may make under section 3.2 of the Securities Act (B.C.), and

		(C)	an issuer that is in a class of prescribed issuers,

but does not include an issuer, or a class of issuers, described in an order that the commission may make under section 3.1 of the Securities Act (B.C.);

	(ii)	for the purposes of Alberta law,

(A)

an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer, or

		(B)	an issuer that is designated as a mutual fund under section 10 of the Alberta Securities Act (Alberta) or in accordance with the regulations,

but does not include an issuer, or class of issuers, that is designated under section 10 of the Alberta Securities Act (Alberta) not to be a mutual fund;

(iii)

for the purposes of Ontario law, an issuer whose primary purpose is to invest money provided by its security holders and whose securities entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value as a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer;

	(iv)	for the purposes of Quebec law, a company issuing shares which must, on request of the holder, redeem them at their net asset value;

(i)	“non-redeemable investment fund” means an issuer:

	(i)	whose primary purpose is to invest money provided by its security holders;

	(ii)	that does not invest,

		(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

		(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

	(iii)	that is not a mutual fund;

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(j)	“person” includes

	(i)	an individual,

	(ii)	a corporation,

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

	(iv)	an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(k)	“portfolio adviser” means:

	(i)	a portfolio manager; or

(ii)

a broker or investment dealer exempted from registration as an adviser under section 148 of the regulation made under the Securities Act (Ontario) if that broker or investment dealer is not exempt from the by-laws or regulations of the Toronto Stock Exchange or the Investment Dealers’ Association of Canada referred to in that section;

(l)	“related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets or liabilities that are secured by financial assets; and

(m)	“spouse” means an individual who:

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada) from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

	(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

(n)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.